UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

401 E. City Avenue, Suite 809
Bala Cynwyd, Pennsylvania		19004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Chief Financial Officer Stepping Down

On November 14, 2016, Steve Fisher provided notice that he will step down as Executive Vice President and Chief Financial Officer of Entercom Communications Corp. (the “Company”). Mr. Fisher, age 64, will continue to serve as Executive Vice President and Chief Financial Officer through the term of his employment agreement which expires on February 28, 2017. Thereafter, Mr. Fisher will provide consultative services to the Company. The Company has retained Spencer Stuart, an executive search firm, to help identify a successor.

Item 9.01. Exhibits

(d)	Exhibits

Exhibit No.	Title

99.1	Entercom Communications Corp.’s Press Release, issued November 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Senior Vice President

Dated: November 14, 2016

EXHIBIT INDEX

Exhibit No.	Title

99.1	Entercom Communications Corp.’s Press Release, issued November 14, 2016.